SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2000



                        SHELLS SEAFOOD RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        0-28258                 65-0427966
----------------------------           ------------             -------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


  16313 N. DALE MABRY HIGHWAY, SUITE 100, TAMPA, FLORIDA             33618
--------------------------------------------------------          ----------
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (813) 961-0944
                                                     --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 13, 2000, Deloitte & Touche LLP ("Deloitte") was dismissed from its role as the independent accountants of Shells Seafood Restaurants, Inc. (the "Company") and the Audit Committee of the Company's Board of Directors [recommended/approved] the dismissal. Deloitte's reports on the Company's financial statements for the years ended January 2, 2000 and December 31, 1998 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended January 2, 2000 and December 31,1998 and during the most recent interim period preceding Deloitte's dismissal, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company has requested that Deloitte furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 19, 2000, is filed as Exhibit
16.1 to this Form 8-K.

         Kirkland, Russ, Murphy and Tapp, LLP ("Kirkland, Russ") has been retained as the Company's new independent accountants and the decision to engage Kirkland, Russ as the Company's accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Board. Kirkland, Russ is expected to issue a report on the Company's financial statements for the year ended December 31, 2000.

         During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult Kirkland, Russ regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1 Letter re Change in Certifying Accountant, dated September 19, 2000.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SHELLS SEAFOOD
                                                RESTAURANTS, INC.



Date: September 19, 2000                       By /s/ WARREN R. NELSON
                                                  ------------------------------
                                                  Warren R. Nelson
                                                  Executive Vice President and
                                                    Chief Financial Officer